UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 3, 2016

Lincoln Educational Services Corporation
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51371	57-1150621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Executive Drive, Suite 340 West Orange, New Jersey 07052 (Address of principal executive offices)	07052 (Zip Code)

Registrant’s telephone number, including area code: (973) 736-9340

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 5, 2016, Lincoln Educational Services Corporation (the “Company”) issued a press release announcing, among other things, its results of operations for the first quarter ended March 31, 2016. A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto. The information contained under this Item 2.02 in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained under this Item 2.02 in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 3, 2016, the Company held its 2016 Annual Meeting of Shareholders. At the Annual Meeting, the Company’s shareholders voted on the following proposals:

Proposal Number 1:  To elect the following 7 individuals named in the Company’s proxy statement as directors of the Company for a one-year term which will expire at the 2017 Annual Meeting of Shareholders and until their successors are duly elected and qualified.  Each nominee for director was elected by a vote of the shareholders as follows:

Nominee	Votes For	Votes Withheld	Broker Non- Votes
Alvin O. Austin	14,362,613	779,725	6,891,511
Peter S. Burgess	14,362,813	779,525	6,891,511
James J. Burke, Jr.	14,624,563	517,775	6,891,511
Celia H. Currin	14,358,606	783,732	6,891,511
Ronald E. Harbour	14,361,706	780,632	6,891,511
J. Barry Morrow	14,242,872	899,466	6,891,511
Scott M. Shaw	14,172,872	969,466	6,891,511

Proposal Number 2: To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement.  The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
13,728,059	1,400,975	13,304	6,891,511

Proposal Number 3: To approve an amendment to the Company’s 2005 Non-Employee Directors Restricted Stock Plan to increase the number of shares available for grant under the plan.  The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
9,196,614	5,928,330	17,394	6,891,511

Proposal Number 4: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.  The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstained	Broker Non- Votes
21,890,443	27,662	115,744	-0-

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release of Lincoln Educational Services Corporation dated May 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: May 5, 2016

	By:	/s/ Alexandra M. Luster
	Name:	Alexandra M. Luster
	Title:	General Counsel